AGREEMENT
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     A.     WHEREAS, on even date herewith, Taylor Madison Corp. (the "Company")
is  entering  into  that  certain  Share Exchange Agreement (the "Share Exchange
Agreement"), by and among the Company, Telzuit Technologies, LLC, Telzuit Technologies, Inc., Michael J. Vosch, James P. Tolan, Don Sproat, and Chris
Phillips, as authorized representative for each of the investors listed on Exhibit "A" attached thereto (the "Investors");

     B. WHEREAS, on even date herewith, the Company is entering into that certain Securities Purchase Agreement (the "Purchase Agreement"), by and among the Company, Lucien Lallouz, Michael B. Wellikoff, Taylor Madison Holdings, Inc., and Chris Phillips, as authorized representative for each of the Investors;

     C. WHEREAS, pursuant to the Share Exchange Agreement and Purchase Agreement, the Investors are purchasing 10% Convertible Promissory Debentures (the "Debentures") and Class A Warrants (the "Warrants"), each issued by Taylor Madison in amounts set forth next to each Investor's name on Exhibit "A" attached to the Share Exchange Agreement;

     D. WHEREAS, to induce the Investors to enter into the Share Exchange Agreement and the Purchase Agreement, the Company has agreed to effect a 1 for 31 reverse stock split within thirty (30) days of the Closing Date (as defined in the Share Exchange Agreement);

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Taylor Madison, hereby agrees as follows:

     1. to effect a 1 for 31 reverse stock split within thirty (30) days of the Closing Date (as defined in the Share Exchange Agreement);

     2. in the event the 1 for 31 reverse stock split is not effected within thirty (30) days of closing, the number of Warrant Shares (as defined in the Warrants) and any additional Warrants issued pursuant to Sections 3.2 and 3.3 of the Share Exchange Agreement shall automatically be adjusted by multiplying the number of Warrant Shares on the face of the Warrants by 31 (see footnote 1, on page 1, of the Warrants); and

     3. the Series A Preferred Financing (as defined in the Share Exchange Agreement), as well as the conversion provided for in Article 3 of the Debenture, shall occur on a post reverse stock split basis.

     IN WITNESS WHEREOF, the Taylor Madison executes this Agreement as of this day of May, 2005.
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                                TAYLOR  MADISON  CORP.,  a  Florida  corporation



                                By:
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                                Name  (print):
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                                Its:
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